                                                                    EXHIBIT 10.8

                          PHOTOELECTRON CORPORATION

                                   DON NOBLE
                             -----------------------
                               Name of Purchaser
                                 (please print)

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                      SERIES B CONVERTIBLE PREFERRED STOCK

Ladies and Gentlemen:

The undersigned (the "Purchaser") acknowledges that he or she has received and reviewed the following documentation (collectively, the "Offering Documents") of
Photoelectron Corporation (the "Company"):   1)   Confidential Private Placement
                                                  ------------------------------
Memorandum  dated  April  4,  1994  ("Offering  Memorandum");  2)  an  Investor
-----------                                                             --------
Questionnaire.  The questionnaire is annexed to this Subscription Agreement and
-------------
is deemed to be incorporated herein. To subscribe for the securities offered hereby, the Purchaser should complete, sign and return the below-listed documents to Photoelectron Corporation, 400-1 Totten Pond Road, Waltham, MA 02154.

                * Subscription Agreement
                * Investor Questionnaire
                * Check in full amount of purchase


1.   Subscription: Subject to the terms and conditions hereof, the undersigned
     -------------
     hereby subscribes for $ 20,000.00   of the Company's Series B Convertible
                           ------------
     Preferred Stock (the "Series B Preferred"), as described in the Offering Memorandum.

2.   Acceptance of Subscription:  The undersigned understands and agrees that
     ---------------------------
     this subscription is made subject to the unconditional right of the Company to reject any subscription, in whole or in part, for any reason whatsoever, and that in such event, the Company will return to the undersigned the amount so rejected. This subscription may be withdrawn by the undersigned if it is not accepted by the Company on or before May 15, 1994.

3.   Representations and Warranties of the Purchaser: The Purchaser hereby
     ------------------------------------------------
     represents and warrants as follows:

     3.1  Acknowledgments:   The Purchaser acknowledges that:   (a) the Series B
          ----------------
          Preferred is being offered and sold under one or more of the exemptions from registration provided for in Sections 3(b) and 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), including Regulation D promulgated thereunder, and any applicable state securities laws; (b) the Purchaser is purchasing the Series B Preferred without being offered or furnished any offering literature or prospectus other than the Offering Documents; (c) this transaction has not been reviewed and approved by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state; (d) that all documents, records and books pertaining to this investment have been made available to the Purchaser and his or her representatives and advisors, including his or her attorney, tax advisor, financial advisor accountant and/or purchaser representative(s), if any; (e) the Company has provided to the Purchaser, and his or her representatives and advisors, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of this Offering and to obtain any additional information which the Company possesses or could obtain without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to the Purchasers; and (f) that the books and records of the Company will be available upon reasonable notice for inspection by the Purchaser during reasonable business hours at the Company's principal place of business set forth above.

     3.2  Citizenship, Age and Residence:  The Purchaser (i) is a citizen of
          -------------------------------
          United States, (ii) is at least 21 years of age, and (iii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the state of Ohio (FILL IN STATE) and has no present intention of
                         ------
          becoming a resident of any other state or jurisdiction.


     3.3  Investment Considerations:   The Purchaser confirms that he or she
          --------------------------
          understands and has fully considered for purposes of this investment the risks of this investment and understands that: (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or her entire investment; (ii) the purchase of the Series B Preferred is a speculative investment which involves a high degree of risk of loss by the Purchaser, and the Purchaser has carefully reviewed the Offering Documents and is aware of and has considered all of the risk factors relating to an investment in the Company, including those set forth under the caption "Investment Considerations" in the Offering Memorandum; and (iii) there are substantial restrictions on the transferability of, and there will be no public market for the Series B Preferred or the shares of the Company's voting common stock, $.01 par value, into which the Series B Preferred is convertible ("Common Stock"), and, accordingly, it may not be possible for the Purchaser to liquidate his or her investment in the Series B Preferred or Common Stock in case of emergency.

     3.4  Suitability: The Purchaser confirms that he or she is able (i) to
          ------------

          bear the economic risk of this investment, (ii) to hold the Series B Preferred or Common Stock for an indefinite period of time, and (iii) presently to afford a complete loss of his or her investment; and represents that he or she has sufficient liquid assets so that the Illiquidity associated with this investment will not cause any undue financial difficulties or affect the Purchaser's ability to provide for his or her current needs and possible financial contingencies.

     3.5  Knowledge and Experience: The Purchaser has such knowledge and
          -------------------------
          experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Series B Preferred and of making an informed investment decision.

     3.6  Investment Intent:   The Series B Preferred is being acquired by the
          ------------------
          Purchaser solely for his or her own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof. The Purchaser will not sell, transfer, assign or otherwise dispose of the Series B Preferred or any Common Stock acquired upon conversion thereof, and neither the Company nor any transfer agent acting on its behalf shall be required to register or otherwise recognize any transfer resulting from any such sale, transfer, assignment or other disposition of any such Series B Preferred or Common Stock, unless and until (i) the Series B Preferred or Common Stock to be disposed of and the proposed disposition thereof are made the subject of a currently-effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and under any applicable state statutes, or (ii) the Company shall have received an opinion of counsel, in form and substance satisfactory to the Company, to the effect that the registration of the Series B Preferred or the Common Stock is not required in connection with such proposed disposition by virtue of an exemption from and registration requirements contained in the 1933 Act, and the rules and regulations promulgated thereunder, or in any applicable state statutes, rules and regulations.

     3.7  Restrictive Legend:  The Purchaser hereby consents to the placement
          -------------------
          of a legend substantially similar to the following on each certificate or other document evidencing the shares of Series B Preferred or other securities issued to Purchaser upon conversion of the Series B Preferred as provided in the Offering Memorandum and this Agreement, and agrees to abide by the restrictions obtained therein and herein:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS SUCH SHARES ARE REGISTERED UNDER THE 1933 ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND ANY APPLICABLE STATE SECURITIES LAWS."

     3.8  Investment Commitment Not Disproportionate to Net Worth:  The
          --------------------------------------------------------
          Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and the Purchaser's investment in the Company will not cause such overall commitment to become disproportionate to the Purchaser's net worth. The foregoing representations and warranties are made by the Purchaser with the intent that they may be relied upon in determining his or her suitability as an investor in the Company, and the Purchaser hereby agrees that such representations and warranties shall survive the sale by the Company to the Purchaser of the Series B Preferred. By initialing below, the Purchaser represents that he or she has read and hereby acknowledges each of the representations contained herein.


                                    /s/ DEN
                                  ----------
                                   Initials

          If more than one person is signing this Agreement, each representation and warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each person signing. If the Purchaser is a partnership, corporation, trust or other entity, (i) the Purchaser has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on its behalf (e.g., if a trust, a copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a copy of the corporation's charter documents, or if a partnership, a copy of the partnership agreement), (ii) the Purchaser represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Series B Preferred and, upon request, will provide documentation supporting this representation to the Company, and (iii) the Purchaser has the full power and authorization from the beneficiaries, partners or directors, whichever is applicable, of such entity to execute this Agreement on behalf of the entity and to make the representations and warranties made herein on their behalf and that investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.


                                   ----------------------
                                   Initials (if more than one person is signing or if signature is on behalf of an above entity)

4.   Representation and Warranties of the Company
     --------------------------------------------

     4.1  Organization and Qualification:   The Company is a corporation duly
          -------------------------------
          organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to own its property, to carry on its business as now conducted and as proposed to be conducted, and to carry out the transactions contemplated hereby.

     4.2  Capitalization: The Company presently has authorized 15,000,000 shares
          ---------------
          of Common Stock $.0l par value, and 5,000,000 shares of "blank check" Preferred Stock, $.01 par value. Of these, 1,936,667 shares of Common Stock and 2,564,010 shares of Series A Convertible Preferred Stock have been duly authorized and validly issued and are fully-paid and non-assessable. The Company has authorized the issuance of up to 1,250,000 shares of Series B Preferred. At present, no shares of Preferred Stock are issued or outstanding.

     4.3  Authorization of Transaction:  The execution, delivery and performance
          -----------------------------
          of this Agreement and the Series B Preferred have been duly authorized by all necessary corporate or other action of the Company, and this Agreement, when executed and delivered, shall constitute valid and legally binding obligations of the Company.

     4.4  Compliance with Other Instruments:  The Company is not in default in
          ---------------------------------
          the performance of any material obligation, agreement or condition contained in any evidence of indebtedness of the Company which default affords to any person the unconditional right to accelerate any material indebtedness or terminate any material right or agreement of the Company. Neither the execution and delivery of this Agreement, nor the fulfillment of the terms herein set forth and the consummation of transactions contemplated hereby, will (i) conflict with or constitute a breach of, default under or a violation of the Articles of Organization and by-laws of the Company or any agreement, indenture, mortgage, deed of trust or other material instrument or undertaking by which the Company is bound or to which it or any of its properties are subject, or (ii) result in a violation of any court decree binding upon the Company or any applicable laws or regulations, or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company.

     4.5  Litigation:   There is no action, suit, proceeding or investigation
          ----------
          pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company or any of the officers or directors of the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company.

5.   Transferability.  The Purchaser agrees not to transfer or assign this
     ---------------
     Agreement, or any of his interest herein, and further agrees that the assignment and transfer of the Series B Preferred acquired pursuant hereto or the Common Stock into which it is convertible shall be made only in accordance with all applicable laws.

6.   Revocation:  The Purchaser agrees that he may not cancel, terminate or
     ----------
     revoke this Agreement or any agreement of the Purchaser made hereunder and that his Agreement shall survives death or disability and shall be binding upon the Purchaser's heirs, executors, administrators, successors and assigns.

7.   Miscellaneous:
     -------------

     7.1  Notices:  All notices or other communications given or made hereunder
          -------
          shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, to the undersigned at the address set forth below or to the Company at the address set forth above.

     7.2  Governing Law:  This Agreement shall be governed by and construed in
          -------------
          accordance with the laws of the Commonwealth of Massachusetts.

     7.3  Entire Agreement: This Agreement constitutes the entire agreement
          ----------------
          between the parties with respect to the subject matter hereof and may be amended or superseded only be a writing executed by the parties.

8.   Continuing Effecting of Representations, Warranties and Acknowledgments:
     -----------------------------------------------------------------------
     The representations and warranties contained in Section 3 hereof are true and accurate as of the date of this Subscription Agreement, shall be true and accurate as of the date of delivery to and acceptance by the Company of the Purchaser's subscription for the purchase of Series B Preferred, and shall survive such delivery and acceptance. If in any respect such representations, warranties and acknowledgments shall not be true and accurate prior to such delivery and acceptance, the Purchaser shall give immediate written notice of such fact to the Company specifying which representations and warranties and acknowledgments are not true and accurate and the reasons therefore.

9.   Indemnification:  The Purchaser acknowledges that he or she understands the
     ---------------
     meaning and legal consequences of the representations and warranties contained in Section 3, and he or she hereby agrees to indemnify and hold harmless the Company, its officers or any of its affiliates, associates, agents or employees from and against any and all loss, damage or liability (including costs and reasonable attorney's fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the Purchaser contained in this Agreement or in the Investor Questionnaire which is incorporated herein for all purposes.

          IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement
          this  14th   day of  JULY   , 1994.
                ----          -------



          /s/ Donald E. Noble                 c/o Rubbermaid Inc.
          ------------------------             1147 Akron Rd.
          Signature of subscriber             -------------------------
                                            Street Address
                                              (please print or type)



          /s/ Donald E. Noble                      Wooster
          -----------------------             ------------------------
          Name of Subscriber                  City or Town
          (please print or type)

                                              Ohio           44691
                                              ------------------------
                                              State          Zip Code

                                              216-264-6464 Ext 2346
                                              ------------------------
                                              Telephone Number

                        CONFIDENTIAL OFFERING MEMORANDUM



                               PRIVATE PLACEMENT



                           OF UP TO 1,000,000 SHARES



                    OF SERIES B CONVERTIBLE PREFERRED STOCK



                                       of



                           PHOTOELECTRON CORPORATION



                                 April 5, 1994




MEMORANDUM NUMBER:          1
                  --------------------------
ISSUED TO: Commonwealth of Massachusetts
           ---------------------------------

                           TERMS OF PROPOSED OFFERING
                      SERIES B CONVERTIBLE PREFERRED STOCK


FINANCIAL TERMS

Type of Securities...............       Series B Convertible Preferred Stock,
                                        $.01 par value

Number of Shares Offered.........       up to 1,000,000

Price...........................        $ 4.00 per share

Total Proceeds..................        maximum of $4,000,000 before offering
                                        costs

Dividends.......................        The Company does not intend to pay
                                        dividends at this time.


Conversion Rights...............        Convertible at the option of the holder
                                        into one share of Common Stock for each
                                        share of Series B Convertible Preferred
                                        Stock. The conversion rate is subject to adjustment if after the original issuance date of the Series B
                                        Convertible Preferred Stock, (a) any
                                        shares of Common Stock are sold at a
                                        price less than the conversion price in
                                        effect (which such conversion price
                                        shall initially be $4.00) immediately
                                        prior to the sale of such Common Stock
                                        or (b) the Company issues or sells any
                                        options for the purchase of Common Stock or any securities convertible into or exchangeable for Common Stock at a price less than the conversion price in effect immediately prior to the time of such issuance or sale or (c) the Company engages in a stock split, recombination, reorganization, or reclassification of its capital stock. Mandatory conversion in the event of an initial public offering at a price of at least $5.00 per share of Common Stock and gross proceeds to the Company of at least
                                        $5,000,000.

Liquidation Value...............        $4.00 per share of Series B
                                        Convertible Preferred Stock.

Preference Priority.............        Prior to Common Stock but subordinated
                                        to the Series A Convertible Preferred
                                        Stock.

Use of Proceeds.................        Funding of clinical trials, continuation
                                        of Company's research and development
                                        program and general working capital.

Voting Rights...................        Except as provided by law, the shares of
                                        Series B Convertible Preferred Stock
                                        shall vote together with all other
                                        classes and series of stock of the
                                        Company as a single class on all actions to be presented to the stockholders of the Company. Each share of Series B
                                        Convertible Preferred Stock shall
                                        entitle to the holder to such number of
                                        votes per share on each such action
                                        equal to the number of shares of Common
                                        Stock into which each share of Series B
                                        Convertible Preferred Stock is
                                        convertible, except as otherwise
                                        required by law.

Participation Rights............        Non-transferable right to participate,
                                        pro rata, in one additional round of
                                        private placement of the Company's
                                        securities at a 10% discount offering
                                        price. This right can only be exercised
                                        within 15 days of the purchaser's
                                        notification by the Company of the
                                        commencement of any such offering.

Company and Series A Preferred
Stockholder Rights of First
Refusal.........................        First the Company, and then the Series A
                                        Preferred Stockholders, will have the
                                        right to purchase from the Series B
                                        Preferred Stockholders any shares which
                                        such Series B Preferred Stockholders
                                        propose to sell to any third party, at
                                        the purchase price proposed to be paid
                                        by such third party.

Plan of Distribution............        The Series B Convertible Preferred Stock
                                        is being offered by the Company to a
                                        limited number of accredited investors
                                        through the Company's officers who will
                                        receive no commission, renumeration or
                                        other compensation for such services.
                                        The Company reserves the right to retain one or more placement agents in connection with this offering. Such placement agents would be compensated for the successful placement of the Series B Convertible Preferred Stock.

Registration Rights.............        Unlimited "piggy-back" rights on any
                                        Company public offering, expected to
                                        result in proceeds of at least
                                        $3,000,000 subject to pro rata cutbacks
                                        at the underwriters' discretion.
                                        Mandatory lock-up of 180 days following
                                        an initial public offering, unless the
                                        underwriters agree to a shorter period.
                                        The Company will be responsible for all
                                        of the selling stockholders' expenses,
                                        other than underwriters' commissions and discounts and the fees of legal counsel for the selling stockholders, in connection with the exercise of registration rights.

Purchaser Requirements..........        Each purchaser must be an "Accredited
                                        Investor" as defined in Rule 501
                                        under the Securities Act of 1933.

Purchase Agreement..............        The purchase of shares of Series B
                                        Convertible Preferred Stock by investors shall be made pursuant to a subscription agreement containing, among other things, customary representations and warranties of the Company and the investors, appropriate conditions of closing, and customary information rights.

Completion......................        The Company expects to complete this
                                        offering on or before May 15, 1994.

Common Stock (or equivalent)            11,155,706 (if and when all options,
Outstanding After the Offering..        warrants, preferred stock and other
                                        convertible securities are converted
                                        into Common Stock).

                                        The Company and the investors will
Expenses........................        each bear their own legal and other
                                        expenses in connection with this
                                        transaction.